SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2006

Palomar Medical Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdic- tion of incorporation)	0-22340 (Commission File Number)	04-3128178 (IRS Employer Identification Number)

82 Cambridge Street, Burlington, Massachusetts 01803
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (781) 993-2300

(Former Name or Former Address, if Changed Since Last Report)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On November 6, 2006, Palomar Medical Technologies, Inc. (the “Company”), a Delaware corporation, and Cynosure, Inc., a Delaware corporation, entered into a Non-Exclusive Patent License Agreement. The Company’s press release announcing this agreement is entitled “PALOMAR ANNOUNCES PATENT LICENSE AGREEMENT WITH CYNOSURE - Palomar Continues Successful Patent Enforcement Strategy” and is filed as Exhibit 99.1 to this Current Report on Form 8-K. The summary description of the event is qualified in its entirety by reference to the Non-Exclusive Patent License Agreement also filed as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number	Title
99.1	Press Release dated November 7, 2006 entitled “PALOMAR ANNOUNCES PATENT LICENSE AGREEMENT WITH CYNOSURE Palomar Continues Successful Patent Enforcement Strategy”

99.2	Non Exclusive Patent License Agreement dated November 6, 2006 between Palomar Medical Technologies, Inc. and Cynosure, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

By: /s/ Joseph P. Caruso —————————————— Chief Executive Officer and President
Date: November 7, 2006

EXHIBIT INDEX

Number	Title
99.1	Press Release dated November 7, 2006 entitled “PALOMAR ANNOUNCES PATENT LICENSE AGREEMENT WITH CYNOSURE Palomar Continues Successful Patent Enforcement Strategy”

99.2	Non Exclusive Patent License Agreement dated November 6, 2006 between Palomar Medical Technologies, Inc. and Cynosure, Inc.